SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 17, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission             IRS Employer
jurisdiction                     File Number            Identification
of incorporation                                        Number

Delaware                           1-3492               No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 17, 2000 registrant issued a press release entitled "Halliburton Business Unit Wins $300 Million Shell Contract," pertaining to, among other things, the announcement that Brown & Root Energy Services, a business unit of registrant, has been selected by the Shell Petroleum Development Company of Nigeria Limited ("SPDC") and its partners to work on the development of the first major offshore oil and gas facility for SPDC in Nigeria. The contract is valued at approximately US $300 million.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 17, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    April 18, 2000                By: /s/ Susan S. Keith
                                          ----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary








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                                  EXHIBIT INDEX

Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           April 17, 2000
                           Incorporated by Reference








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